Exhibit 99.1

SPACE TECHNOLOG Y TRANSFORMING THE WORLD OF E - MOBILITY Company Presentation June 2019 KULR TECHNOLOGY GROUP (OTCQB: KUTG)

FORWARD LOOKING STATEMENTS

KULR

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of KULR Technology Group, Inc. and/or its wholly owned subsidiary KULR Technology Corporation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K or other filings we filed with the U.S. Securities Exchange Commission (the "Public Reports"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the Public Reports. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecasts

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Reference Material

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable. Although we believe that the sources are reliable, we have not independently verified such data. The trademarks included herein are the property of the owners thereof and are used for reference purposes only.

KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

PROLOGUE • Modern electronics have become more capable, but energy consumption and heat production have grown rapidly • Heat impairs performance and can result in shortened life and/or failure of electronics and rechargeable battery systems (lithium - ion battery) • Improved thermal management (cooling) solutions for electronics and battery systems are in high demand • We provide high - performance, mission critical electronics and battery cooling technologies for space missions; these technologies far outperform conventional solutions • We have recently achieved commercialization and are currently working to develop best - in - class solutions for next - generation products in the E - Mobility, aerospace, and electronics industries What is KULR Technology? KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

COMPANY SUMMARY • High - performance, passive thermal management technology for electronics and rechargeable battery systems based on a unique patented carbon fiber architecture • Our team has 20 + years experience producing high - caliber thermal management solutions for space and defense customers (NASA, JPL, Raytheon, and Boeing) • Progressing towards commercializing our disruptive cooling solutions on a large scale with a primary focus on high value aerospace, defense, and E - Mobility (Electric Vehicle) markets • Secondary objective to commercialize within the consumer electronics, mobile and cloud computing markets • Existing and prospective customer engagements with world - class companies and organizations • Various stages of next - generation product development anticipated to result in major design wins • Highly proven management team with extensive experience leading international technology companies KULR tech is in the International Space Station and will be in the upcoming Mars 2020 Rover KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

20+ YEARS OF SPACE THERMAL MANAGEMENT Mercury Messenger Heat Sink (2002) LEO Flight PCM Heat Sink (2006) Mars Rover PCM Heat Sink (2020) X - 38 Battery Thermal Management (1999) NICER Heat Sink ISS (2017) KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

KULR TECHNOLOGY GROUP IN MOTION Company Fact Sheet Key Partnership Strategy Global Strategy • Founded in 2013 • Public since 2018 (OTCQB: KUTG) • Plan to uplist to major stock exchange in 2019 • 20+ motivated employees and growing • 10 talented engineers and growing • Active developmental partnership with NASA • Exclusive license with NREL, a national laboratory of the U.S. Department of Energy • Manufacturing scalability through global partnerships • Innovative licensing and business partnership model to expand business worldwide • Working with a diverse group of international companies and agencies to develop best - in - class thermal management solutions for next - gen applications • Licensing, Design Services, OEM, and Subscription Revenue Model KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

VISION STATEMENT Provide next - level cooling solutions for next - generation Aerospace and E - Mobility applications We make the world of electronics and lithium - ion batteries cooler, lighter, and safer KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

E - MOBILITY: AUTOMOTIVE REVOLUTION • According to a JP Morgan report, the car industry is undergoing a radical transformation with growth in electric vehicles and hybrid electric vehicles accounting for an estimated 30% of all vehicle sales by 2025 • J.P. Morgan predicts 59% of global auto sales will be EVs and hybrids by 2030, outpacing pure internal combustion engine (ICE) vehicle sales • Key Drivers: rapid battery cost reductions, charging facilities, new subsidies, government regulation, and public transport Source: JP Morgan, “Driving into 2025: The Future of Electric Vehicles”, October 10, 2018 KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

COMPETITIVE ADVANTAGES KULR Technology Group is a global leader in carbon fiber based thermal management solutions • Longstanding NASA partnership and over two decades of R&D has led to great advancements with KULR’s core technology and manufacturing processes ; improving product functionality and reducing production cost • Outperforms conventional solutions in virtually every category important to the world of thermal management ; our solutions provide superior thermal conductivity (cooling) while being very light - weight and product design friendly • First mover advantage ; progressing towards establishing world - class customer relationships within E - Mobility space • Transition into a demanding E - Mobility industry is a logical step for KULR, having already served an aerospace industry that demands reliable first - rate solutions • Patents on key manufacturing processes and carbon fiber architectures make barrier to entry high • Strategic relationships with far - reaching individuals, internationally recognized companies, and government agencies expands the Company’s footprint KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

CARBON FIBER COOLING Exceptional High - Performance Thermal Management Product Line HYDRA Thermal Runaway Shield (“TRS”) • Passive vaporizing heatsink prevents thermal runaway propagation (TRP) in a battery pack • Lightest weight battery heat sink evaluated by NASA to date that is also capable of preventing TRP • Broad applications in the high energy density battery space, especially where weight and size restrictions are of concern (i.e. E - Mobility) URSA Fiber Thermal Interface (“FTI”) Material • Increases power densities of board layout while enhancing thermal stability and reliability • High temperature tolerance in harsh working conditions • Less contact pressure required relieving mechanical stress • Ultralight weight and suitable for a wide range of electronics applications ARA Thermal Capacitor – PCM heat sink • Reduces electronics system temperature excursions, extending life of key components • Saves system weight/volume by reducing or even eliminating the need for active cooling • Suitable for high performance electronics applications where temperature extremes need to be moderated LYRA Internal Short Circuit (“ISC”) Trigger Cell • Exclusive commercialization partner of NREL and NASA • Testing tool for battery manufacturers used to analyze and identify failure modes in rechargeable batteries • Provides the industry with a safe and reliable way to test and ultimately create a better battery pack KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

LITHIUM - ION BATTERY SAFETY CONCERNS • By nature, lithium - ion batteries ( LiB ) are energy efficient (high energy density) but can be inherently dangerous • Safety of LiBs has attracted much media and legal attention . • Some consumer electronics and EV manufacturers are taking active measures to address public safety concerns by creating a safer battery management system • KULR Technology’s HYDRA Thermal Runaway Shield (TRS) is currently being tested by companies for implementation into next - gen EV and consumer facing electronics applications . “Electric scooter rental company Lime pulled thousands of scooters over battery fire concerns” October 31, 2018, NBC News “Tesla investigates after car appears to explode in China” April 22, 2019, CNN “Explosions Threatening Lithium - Ion’s Edge in a Battery Race” April 23, 2019, Bloomberg “When Your Amazon Purchase Explodes” April 30, 2019, The Atlantic “A Tesla Model S caught fire in a garage in San Francisco” May 3, 2019, Business Insider “To date, NASA has not found a design solution with as much promise for preventing Li - ion battery thermal runaway propagation with as positive temperature margins on the adjacent cells while also being very lightweight” - Dr. Eric Darcy, NASA Battery Systems Lead (Space Tech Expo 2017) on KULR’s HYDRA TRS KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

TECHNOLOGY BUILDING BLOCKS FOR E - MOBILITY MARKET REVOLUTION Space & Defense Energy Management Battery Cell & Pack Design EV Battery Thermal & Safety System EV Battery Management System Battery Material R&D KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

DEVELOPMENTAL PARTNERSHIPS Multiple Developmental Stage Partnerships with World Class Companies and Organizations Vertical Market Number of Engagements Stage of Customer Development Aerospace and Defense 13 1, 2, 3, 4, and 5 E - Mobility / Electric Transportation 8 2 and 5 Consumer Products and Cloud Computing 10 1, 2, 3 and 5 Transportation Logistics 1 5 Note: Prospective customer engagements include URSA FTI, HYDRA TRS, CRUX cathode, and ARA PCM heat sink product development. KULR’s LYRA ISC product is not included in this analysis as it is used by customers for testing purposes only and cannot be designed into a manufacturer’s end product. 1 2 3 4 Prototyping Initial sample testing based on prospective customer’s product specifications (i.e. size, weight, and thermal requirements) 5 Stages of Customer Development Design Win Iterations of Sampling & Testing KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com Design win indicates that KULR’s product solution has been selected to be incorporated into a manufacturer’s end product

CUSTOMER DEVELOPMENT CASE #1: E-MOBILITY

KULR

Developmental Partnership	
Year of Engagement	2017
Company	Global Auto Maker
Stage of Customer Development (1-5)	5
Product Development	Electric Vehicle Battery Pack
KULR Product Solution	HYDRA TRS

KULR Product Solution Legend

HYDRA TRS - HYDRA Thermal Runaway Shield
URSA FTI – URSA Fiber Thermal Interface (material)
ARA PCM – ARA Thermal Capacitor (PCM heat sink)

Stages of Customer Development

Initial sample testing based on prospective customer's product specifications (i.e. size, weight, and thermal requirements)


1
2
3
4
5
Iterations of Sampling & Testing
Prototyping
Design Win

Design win indicates that KULR's product solution has been selected to be incorporated into a manufacturer's end product

KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019
kulrtechnology.com

1 2 3 4 Prototyping 5 Stages of Customer Development Design Win Iterations of Sampling & Testing KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com CUSTOMER DEVELOPMENT CASE #2: AEROSPACE Developmental Partnership Year of Engagement 2018 Company Aerospace Manufacturer Stage of Customer Development (1 - 5) 2 Product Development Satellite Component KULR Product Solution ARA PCM KULR Product Solution Legend HYDRA TRS - HYDRA Thermal Runaway Shield URSA FTI – URSA Fiber Thermal Interface (material) ARA PCM – ARA Thermal Capacitor (PCM heat sink) Initial sample testing based on prospective customer’s product specifications (i.e. size, weight, and thermal requirements) Design win indicates that KULR’s product solution has been selected to be incorporated into a manufacturer’s end product

1 2 3 4 Prototyping 5 Stages of Customer Development Design Win Iterations of Sampling & Testing KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com CUSTOMER DEVELOPMENT CASE #3: CONSUMER PRODUCT Developmental Partnership Year of Engagement 2018 Company Global Tool Manufacturer Stage of Customer Development (1 - 5) 3 and 4 Product Development Electric Tool KULR Product Solution URSA FTI and ARA PCM KULR Product Solution Legend HYDRA TRS - HYDRA Thermal Runaway Shield URSA FTI – URSA Fiber Thermal Interface (material) ARA PCM – ARA Thermal Capacitor (PCM heat sink) Initial sample testing based on prospective customer’s product specifications (i.e. size, weight, and thermal requirements) Design win indicates that KULR’s product solution has been selected to be incorporated into a manufacturer’s end product

INVESTMENT CATALYSTS

KULR

- Leader in space technologies, a projected $2.7 trillion market by 2050
  - ✓ Technologies used today in mission critical space applications
  - ✓ Now in various design stages with gov't & private space tech entities
- Battery cooling technology for a quickly shifting automotive industry from internal combustion engine to vehicle electrification
  - ✓ Unparalleled lithium ion battery heat sink that prevents catastrophic thermal runaway propagation
  - ✓ Now in various design stages with global vehicle manufacturers
- Revenue & gross margin momentum
  - ✓ 74% gross margin in FY 2018
- Robust patent position in technologies for high growth industries



Bank of America Merrill Lynch sees space industry growing from $350 billion to $2.7 trillion in 30 years[1]



Bank of America Merrill Lynch sees oil demand peaking by 2030 as electric vehicle market booms[2]

Sources: [1]Michael Sheetz, "The space industry will be worth nearly $3 trillion in 30 years, Bank of America predicts", CNBC, October 31, 2017
[2]Alex Longley, "BofA Sees Oil Demand Peaking by 2030 as Electric Vehicles Boom", Bloomberg, January 22, 2018

KULR Technology Group, Inc. (OTCQB: KUTG) – June 2019 kulrtechnology.com

MANAGEMENT TEAM KULR Technology Group, Inc. ( OTCQB: KUTG) – Q2’ 2019 Michael Mo, Chief Executive Officer • Family co - founded IC software simulation company, Epic Design Technology (acquired by Synopsis for $427M in 1997) • Co - founded Sympeer Technology in 2005 (acquired by Amlogic in 2007) • Managed OTT product line with majority market share of China's OTT - STB market • Established business relationships with high profile tech leaders in the U.S. and China • Earned a MS in Electrical Engineering from UC Santa Barbara. Dr. Timothy Knowles, Chief Technology Officer • 30+ years of thermal management R&D experience having performed work on some of the most challenging aerospace and industrial applications • Led team that built the X - 38 battery heat sink, Mercury Messenger PCM heat sink, NICER telescope PCM heat sink, and Mars Rover battery enclosure • Conceived and developed KULR's proprietary Carbon Fiber Cooling solutions and was awarded hundreds of contracts from numerous customers including NASA, JPL, Raytheon, and Boeing. • Earned a Ph.D. in Physics from UC San Diego Simon Westbrook, Chief Financial Officer • Founded and served as an officer of Aargo , Inc, a company specializing in financial consulting services to corporations in various tech related industries • Served as CFO of Amber Network and Sage, Inc. (Nasdaq: SAGI) • Held senior financial positions at Creative Technology (Nasdaq: CREAF) and Atari (AMEX: ATC) • Multiple initial and secondary public offerings and public and private M&A transactions • Master of Economics from Trinity College, Cambridge University Michael Carpenter, VP of Engineering • Former Director of PCM Heat Sink Group and Safety Officer for Energy Science Laboratories Inc • Served as Quality Manager and Facility Security Officer in the Defense Industrial Security Program from 1988 to 1995 • Earned a B.S. in Applied Mechanics from UC San Diego

ADVISORY BOARD KULR Technology Group, Inc. ( OTCQB: KUTG) – Q2’ 2019 Morio Kurosaki • President of IT - Farm Corporation in Japan • One of earliest members of Western Digital Corporation’s Japanese division • Founded Aisys Corporation, a firm helping Silicon Valley startups gain entry into the Japanese market • Served as advisory board member of ARM and Nvidia Japan Xia Zuoquan • Co - founder and currently a director of BYD one of the world’s largest electric vehicle and rechargeable battery manufacturers • 10% stakeholder in UBTech , a leading in AI and humanoid robot manufacturer, recently valued at $5 billion • Forbes World’s Billionaire List • Early round investor in KULR Technology Xia Zhongrui • Former President of Hua Hong Micro - Electronics Corp • Directed development of Shanghai government computer system and promoting IT throughout China • Developed China’s first 8 - inch semiconductor processing line • Director of semiconductor company Spreadtrum Communications Dr. Gang Chen • Carl Richard Soderberg Professor of Power Engineering • Department Head Mechanical Engineering – Massachusetts Institute of Technology (MIT) • Member of US National Academy of Engineering • Fellow of American Association for Advancement of Science and American Physical Society

EVOLUTION OF KULR TECHNOLOGY GROUP
KULR
Dr Timothy Knowles
Joins ESLI team and will play a major role in developing key carbon fiber architecture and products for thermal management of electronic components
1983
02
Mercury Messenger
ESLI carbon fiber core PCM heat sink inside Mercury Messenger satellite
2004
05
International Space Station
KULR PCM heat sink technology inside ISS NICER telescope
2017
07
Today
Product development with world-class partners and start of business expansion with a focus on E-Mobility and aerospace markets
2019
1980
1990
2000
2010
01
ESLI
Energy Science Laboratories Inc founded; Specializes in materials science R&D on behalf of mainly government agencies
1980
03
Carbon Fiber Innovation
First prototype of core carbon fiber thermal management technology
1990
04
Advancements in R&D
Advancements made to core tech and new product offerings developed. ESLI will go on to win over 500 contracts in mid-1990 through early 2000 with the US Military, NIH, NASA, JPL, Raytheon, and Boeing
Mid 1990 thru early 2000
KULR Technology Corp
Company founded; obtains exclusive worldwide license of ESLI technologies and retains team. CEO Michael Mo sees growing demand for better cooling solutions in the high performance electronics and battery industries
2013
06
08
NASA and NREL Partnership
NASA testing of KULR TRS battery heatsink is best-in-class. KULR awarded contract in upcoming Mars 2020 Rover mission. Exclusive worldwide commercial license of NREL ISC testing device
2017/2018